UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 20, 2013

Umax Group Corp.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-174334	99-0364796
(Commission File Number)	(IRS Employer Identification No.)

3923 West 6 th Street Ste. 312
Los Angeles, California	90020
(Address of Principal Executive Offices)	(Zip Code)

(213) 381-6627

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement: This Form 8-K/A is being submitted to clarify the dates surrounding the resignation and appointment of the Company’s former and current auditors.

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Effective November 20, 2013, Ronald Chadwick, (“Chadwick”) resigned as the registered independent public accountant of Umax Group Corp. (the “Company”). Effective November 20, 2013 Cutler & Company, LLC. (“Cutler”) was approved by Board of Directors and engaged as the new registered independent public accountant for the Company.

Chadwick served as the Company’s registered independent accountant from June 17, 2011 to November 20, 2013, Chadwick’s audit report on the Company’s financial statements for the years ended April 30, 2013 and April 30, 2012, were included in the Company’s Annual Report on Form 10-K, and other than the “going concern” qualification, the principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles in a manner as contemplated by Item 304(a)(1)(ii) of Regulation S-K.

During the Two (2) most recent fiscal years ending April 30, 2013 and April 30, 2012, and the subsequent period ending , July 31, 2013, to the date of Chadwick’s resignation, there were no disagreements between the Company and Chadwick concerning any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Chadwick’s satisfaction, would have caused him to make a reference to the subject matter of the disagreements in connection with his reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

During the registrant's two most recent fiscal years or any subsequent interim period, a new independent accountant had been engaged as the principal accountant to audit the registrant's financial statements, The Registrant did not consult with the newly engaged accountant regarding the application of accounting principles to a specified transaction, either completed or proposed; nor did the registrant consult with the newly engaged accountant as to the type of audit opinion that might be rendered on the registrant's financial statements, a no written report was provided to the registrant.  Moreover, no oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or any financial reporting issue.  There were no matters of disagreement (as defined in paragraph (a)(1)(iv) of item 304 and the related instructions to this item) nor were there reportable events (as described in paragraph (a)(1)(v)).

We confirm that we are responsible for the adequacy and accuracy of the disclosures in our filings. Furthermore, we acknowledge that (i) neither Staff comments nor changes in disclosure in response to Staff comments foreclose the Securities and Exchange Commission (the “Commission”) from taking any action with respect to the filings and (ii) we may not assert Staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits.  The  following is a complete  list of exhibits  filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.        Description

----------         -----------

        16.1        Letter of Ronald Chadwick, PC, dated  November 20, 2013

SIGNATURES

Pursuant to the requirements  of the Securities  Exchange Act of 1934, the  Registrant has duly  caused  this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Umax Group Corp.

Date: December 22, 2013	By:	/s/ Michelle Mercier
Chief Financial Officer and Director